                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported)              April 16, 2001
                                                              --------------


                           LEVCOR INTERNATIONAL, INC.
-------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

               DELAWARE                                 811-3584                             06-0842701
--------------------------------------        -------------------------------  ---------------------------------------
     (State or Other Jurisdiction              (Commission File Number)         (I.R.S. Employer Identification No.)
           of Incorporation)

                               462 SEVENTH AVENUE
                            NEW YORK, NEW YORK 10018
-------------------------------------------------------------------------------
                    (Address of Principal Executive Offices)

                  Registrant's telephone number (212) 354-8500
                                                --------------

ITEM 5   OTHER EVENTS

         Levcor International, Inc. (the "Company") is still in the process of assessing the inventory valuations on its annual financial statements and related disclosures for the year ended December 31, 2000. Accordingly, the Company's management has not finalized its accounting records and financial statements for the year ended December 31, 2000, and the completion of the audit of the Company's financial statements will be delayed. The Company anticipates completing the audit within the next 10 days.

                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                           LEVCOR INTERNATIONAL, INC.

Date:  April 16, 2001             By     /s/ Robert A. Levinson
                                         -------------------------
                                         Robert A. Levinson
                                         Chairman of the Board,
                                         President and Secretary